JNL/JPMorgan U.S. Government & Quality Bond Fund
Class A and B

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust/. You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 30, 2012, are incorporated by reference into (which means it legally is a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is to obtain a high level of current income.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management/Administrative Fee	0.49%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses	0.01%
Acquired Fund Fees and Expenses1	0.01%
Total Annual Fund Operating Expenses	0.71%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management/Administrative Fee	0.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses1	0.01%
Total Annual Fund Operating Expenses	0.51%

1 Because the Fund invests in investment companies, the Fund will indirectly bear its pro rata share of fees and expenses of the investment companies in addition to the other expenses shown.  Amount is based upon the allocations to the investment companies during the period ended December 31, 2011.  Current allocations may be different, and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$73	$227	$395	$883

Class B
1 year	3 years	5 years	10 years
$52	$164	$285	$640

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.

Period	Class A
1/1/2011 – 12/31/2011	12%

Period	Class B
1/1/2011 – 12/31/2011	12%

Principal Investment Strategies. The Fund under normal circumstances invests at least 80% of its assets in US Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments. The Sub-Adviser actively manages the portfolio’s interest rate exposure, yield curve positioning, sector allocation and security selection.  Mortgage-backed securities selections are determined by reference to mathematical models that reflect certain payment assumptions and estimates of future economic factors.  The Fund may also invest in high-quality corporate debt securities.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

•
Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•
Interest rate risk – When interest rates increase, fixed income securities generally will decline in value.  Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. The value of equity investments, such as utilities and real estate securities, may be sensitive to interest rate changes.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Mortgage-related and other asset-backed risk – Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates and exhibit additional volatility.  When interest rates decline, borrowers may pay off their mortgages sooner than expected, which can reduce the returns.

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U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer.  The maximum potential liability of the issuers of some U.S. Government Securities may greatly exceed their current resources, or their legal right to support from the U.S. Treasury.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 9/30/2002): 6.54%; Worst Quarter (ended 12/31/2010): -2.56%

Class B

Best Quarter (ended 9/30/2011): 5.82%; Worst Quarter (ended 12/31/2010): -2.47%

Average Annual Total Returns as of December 31, 2011
	1 year	5 year	10 year
JNL/JPMorgan U.S. Government & Quality Bond Fund (Class A)	9.83%	6.74%	5.54%
Barclays Capital U.S. Government Bond Index	9.02%	6.56%	5.59%

Average Annual Total Returns as of December 31, 2011
	1 year	5 year	Life of Class (March 5, 2004)
JNL/JPMorgan U.S. Government & Quality Bond Fund (Class B)	10.10%	6.96%	5.38%
Barclays Capital U.S. Government Bond Index	9.02%	6.56%	5.04%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
J.P. Morgan Investment Management Inc.

Portfolio Managers:
Name:	Joined Management Team In:	Title:
Michael Sais	2007	Managing Director

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund of funds that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund is not sold to the general public but instead serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.